Exhibit 10.4

AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

This AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT, dated as of April 29, 2009 (the “Agreement”) by and between China Recycling Energy Corporation, a Nevada corporation (the “Company”), on the one hand, and  Carlyle Asia Growth Partners III, L.P., a limited partnership organized under the Laws of the Cayman Islands (“CAGP”), and CAGP III Co-Investment, L.P., a limited partnership organized under the Laws of the Cayman Islands (together with CAGP, the “Stockholders”), on the other hand.

RECITALS

A.
The Company and the Stockholders entered into a Registration Rights Agreement on November 16, 2007 (the “Original Rights Agreement”) granting the Stockholders certain rights to cause the Company to register securities of the Company issued to them pursuant to that certain Stock and Notes Purchase Agreement, dated November 16, 2007 (the “Original Purchase Agreement”), by and among the Company and its subsidiaries and the Stockholders;

B.
On April 29, 2008 the Company and the Stockholders executed the Amendment to the Stock and Notes Purchase Agreement (the “Amendment”) in order to amend the Original Purchase Agreement and restructure the transactions contemplated therein.

C.	On June 29, 2008 the Company and the Stockholders executed the Rescission and Subscription Agreement (the “Rescission and Subscription”) relating to the Amendment.

D.
Pursuant to the Amendment and the Rescission and Subscription, (i) the Stockholders subscribed for, and the Company issued to the Stockholders, 4,066,706 shares of Common Stock, as originally contemplated under the Original Purchase Agreement; (ii) the Company repaid in full the 10% Secured Convertible Promissory Note in the principal amount of $5,000,000 which was issued under the Original Purchase Agreement to the Stockholders on November 16, 2007 (the “First Note”); (iii) the Investors subscribed for, and the Company issued and sold to the Investors, 4,065,040 shares of Common Stock, at the price of $1.23 per share for an aggregate purchase price of $5,000,000; (iv) the Company issued and sold to the Investors, and the Investors purchased from the Company, a 5% secured convertible promissory note in the principal amount of $5,000,000 (the “$5,000,000 Note”); and (v) the Company granted to the Investors an option to purchase the Option Note, which option is exercisable by the Investors at any time within nine (9) months following April 29, 2008.

E.
On April 29, 2009, the Company and the Stockholders executed the Note Subscription and Amendment Agreement (the “Note Subscription and Amendment Agreement”) which, among other things, amended the Original Purchase Agreement (as amended by the Amendment), and provided for the issuance and sale of an 8% secured convertible promissory note in the principal amount of $3,000,000 (the “$3,000,000 Note”), and (ii) amend and restate the $5,000,000 Note (as amended, the “Amended $5,000,000 Note”, and together with the $3,000,000 Note, the “Notes”).

F.	The Original Rights Agreement may be amended by the written agreement of the Company and the Stockholders.

AGREEMENT

As an inducement to the Stockholders to enter into the Note Subscription and Amendment Agreement, the Company agrees with the Stockholders to amend and restate in its entirety the Original Rights Agreement as follows:

Section 1.  Definitions.

In addition to terms defined elsewhere herein, as used in this Agreement, the following terms shall have the following meanings:

“Affiliate” means, with respect to any Person, any other Person that (a) directly, or indirectly through one or more intermediaries, controls, is controlled by or is under common control with, such specified Person, (b) is an officer, director, general partner, trustee or manager of such Person, or of a Person described in clause (a) of this sentence, or (c) is a Relative of such specified Person or of an individual described in clause (a) or (b) of this sentence.  As used in this definition, “Relative” means with respect to any individual, (i) such individual’s spouse, (ii) any direct descendent, parent, grandparent, great grandparent or sibling (in each case, whether by blood or adoption) of such individual or such individual’s spouse, and (iii) any spouse of a Person described in clause (ii) of this sentence.

“Business Day” means any day other than a Saturday or Sunday or any day on which banks in the State of New York are required or authorized to be closed.

“Commission” means the Securities and Exchange Commission or any other agency at the time administering the Securities Act.

“Common Stock” means the common stock, $0.001 par value per share, of the Company.

“Demand Notice” means a written notice executed by Holders of more than 50% of the Registrable Shares Then Outstanding

“Effective Date” means with respect to any Registration Statement the earlier of (i) the one hundred twentieth (120th) day following the Filing Date (as defined below) or (ii) in the event the Registration Statement receives a “full review” by the Commission, the one hundred fiftieth (150th) day following the Filing Date or (iii) the date which is within five (5) Business Days after the date on which the Commission informs the Company (x) the Commission will not review a Registration Statement or (y) the Company may request the acceleration of the effectiveness of a Registration Statement and the Company makes such request; provided, that, in any event (i), (ii) or (iii), if the Effective Date falls on a Saturday, Sunday or any other day that is a legal holiday or a day on which the Commission is authorized or required by law or other government action to close, the Effective Date shall be the following Business Day.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, or any successor statute, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect from time to time.

“Filing Date” means the ninetieth (90th) day following the delivery date of a Demand Notice or such later date as specified in the Demand Notice or as agreed by the Requesting Holders; provided, that, if the Filing Date falls on a Saturday, Sunday or any other day that is a legal holiday or a day on which the Commission is authorized or required by law or other government action to close, the Filing Date shall be the following Business Day.

“Free Writing Prospectus” means a free writing prospectus as defined in Rule 405 under the Securities Act.

“Holders” means the Stockholders or any transferee of such Registrable Shares and the rights under this Agreement pursuant to Section 10 hereof.

“Issuer Free Writing Prospectus” means an issuer free writing prospectus as defined in Rule 433 under the Securities Act.

“Person” shall be construed in the broadest sense and means and includes a natural person, a partnership, a corporation, an association, a joint stock company, a limited liability company, a trust, a joint venture, an unincorporated organization and any other entity and any federal, state, municipal, foreign or other government, governmental department, commission, board, bureau, agency or instrumentality, or any private or public court or tribunal.

“Prospectus” means the prospectus included in the Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Shares covered by the Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

“Purchase Agreement” means the Original Purchase Agreement as amended by the Amendment, the Rescission and Subscription and the Note Subscription and Amendment Agreement, and as may be further amended, modified or supplemented from time to time.

“Registrable Shares” means the Restricted Shares purchased by the Holders pursuant to the Purchase Agreement.

“Registrable Shares Then Outstanding”  means the number of shares of Common Stock of the Company that are Registrable Shares and are then issued and outstanding or would be outstanding assuming full conversion of all securities, warrants or other rights which are, directly or indirectly, convertible, exercisable or exchangeable into or for Registrable Shares.

“Registration Statement” means, as the context requires, the registration statement required to be filed pursuant to Section 2 or Section 3 hereunder, including any applicable Prospectus, amendments and supplements to the registration statement or applicable Prospectus, including pre- and post-effective amendments, and all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such Registration Statement.

“Restricted Shares” means shares of Common Stock, shares of Common Stock issued as a dividend or other distribution with respect to or in exchange for or in replacement of shares of Common Stock, and shares of Common Stock issuable upon exercise, exchange or conversion of any other securities which by their terms are exercisable or exchangeable for or convertible into Common Stock (including the Notes).  As to any particular Restricted Shares held by a Holders, once issued, such Restricted Shares shall cease to be Restricted Shares when (i) all such shares of Common Stock have been disposed of pursuant to such effective registration statement, (ii) all such shares of Common Stock are eligible to be sold or distributed pursuant to Rule 144 in a single transaction without restriction by the Holders, or (iii) they shall have ceased to be outstanding.

“Rule 144” means Rule 144 promulgated under the Securities Act or any successor rule thereto or any complementary rule thereto (including, without limitation, Rule 144A).

“Rule 405” means Rule 405 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 415” means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 430A” means Rule 430A promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Securities Act” means the Securities Act of 1933, as amended, or any successor statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

“Trading Day” means a day on which the Common Stock is trading on a Trading Market.

“Trading Market” means the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the Nasdaq Capital Market, the American Stock Exchange, the New York Stock Exchange, the Nasdaq Global Market or the OTC Bulletin Board.

Section 2.  Demand Registration.

(a)  If at any time after following the date of this Agreement,  the Company receives a Demand Notice, then on or prior to the Filing Date the Company shall prepare and file with the Commission a Registration Statement covering the resale of all of the Registrable Shares for an offering to be made on a continuous basis pursuant to Rule 415, or if Rule 415 is not available for offers or sales of the Registrable Shares, for such other means of distribution of Registrable Shares as the Holders may specify.  The Registration Statement required hereunder shall be on Form S-3 (except if the Company is not then eligible to register for resale the Registrable Shares on Form S-3, in which case the Registration Statement shall be on another appropriate form in accordance herewith).  The Registration Statement required hereunder shall contain (except if otherwise directed by the Holders) the “Plan of Distribution” attached hereto as Annex A.  The Holders agrees to furnish to the Company a completed questionnaire in the form attached to the Agreement as Annex B (an “Electing Holder Questionnaire”) not less than five (5) Trading Days prior to the applicable Filing Date.

(b)  Subject to Section 2(e), the Company shall use its best efforts to cause such Registration Statement to be declared effective under the Securities Act as promptly as possible after the filing thereof, but in any event prior to the Effective Date, and to keep such Registration Statement continuously effective under the Securities Act until such date as is the earlier of (x) the date when all Registrable Shares have been sold or (y) the date on which the Registrable Shares may be sold without any restriction pursuant to Rule 144 of the Securities Act as determined by the counsel to the Company pursuant to a written opinion letter, addressed to the Company’s transfer agent to such effect (the “Effective Period”).  The Company shall telephonically request effectiveness of the Registration Statement (unless it becomes effective automatically upon filing) as of 5:00 pm Eastern Standard Time on a Trading Day.  The Company shall promptly notify the Holders via facsimile or email of the effectiveness of a Registration Statement on the same Trading Day that the Company telephonically confirms effectiveness with the Commission (if possible, otherwise as soon as practicable on the following Trading Day).  The Company shall, by 9:30 am Eastern Standard Time on the Trading Day immediately after the Effective Date, file a Rule 424(b) prospectus with the Commission.

(c)  If: (1) the Registration Statement is not filed on or prior to the Filing Date (it being understood that if the Company files the Registration Statement without affording the Holders the opportunity to review and comment on the same as required by Section 4(c), the Company shall not be deemed to have satisfied this Section 2(c)(1)); or (2) the Registration Statement does not become automatically effective or is not declared effective by the Commission on or before the Effective Date or (3) after the Effective Date, a Registration Statement ceases for any reason to remain continuously effective as to all Registrable Shares for which it is required to be effective, or the Holders are not permitted to utilize the Prospectus therein to resell such Registrable Shares in either event for thirty (30) consecutive calendar days during any 12-month period (provided, no suspension period may begin until at least twelve (12) months have passed since any previous suspension period) (any such failure or breach being referred to as an “Event,” and for purposes of Section 2(c)(1) or Section 2(c)(2) the date on which such breach occurs, and for purposes of Section 2(c)(3) the date on which such thirty (30) calendar day period is exceeded, being referred to as an “Event Date”), then in addition to any other rights or remedies the Holders may have hereunder or under applicable law, the Holders shall receive from the Company, on the Event Date and each thirty (30) day anniversary of the Event Date until the applicable Event is cured with respect to each Restricted Share, as liquidated damages and not as a penalty, cash in an amount equal to 1.0% of the purchase price paid for the (x) the Notes then held by the Holders and not yet converted into shares of Common Stock, and (y) shares of Common Stock purchased under the Purchase Price or shares of Common Stock obtained upon conversion of the Notes (or, in each case, a pro rata portion thereof if the period is less than thirty (30) calendar days); provided, however, that in no event shall the aggregate amounts paid as liquidated damages exceed 1.0% in any thirty (30) calendar day period.  For purposes of the preceding sentence, the applicable Event shall be deemed to be cured on: (x) in the case of Section 2(c)(1), the date on which such Registration Statement is filed, (y) in the case of Section 2(c)(2), the date on which such Registration Statement becomes effective and (z) in the case of Section 2(c)(3), the date on which such Registration Statement becomes effective again or any Prospectus becomes usable again, as applicable.  Such payments shall be made to each Investor in cash not later than three (3) Business Days following the Event Date or end of each thirty (30) calendar day period, as applicable.

(d)  In the event that, in the reasonable judgment of the Company, it is advisable to suspend use of a Registration Statement or Prospectus therein due to pending material developments or other events that have not yet been publicly disclosed and as to which the Company believes public disclosure would be detrimental to the Company, the Company shall notify the Holders to such effect, and, upon receipt of such notice, the Holders shall immediately discontinue any sales of Registrable Shares pursuant to such Registration Statement and/or Prospectus until the Holders have received copies of a supplemented or amended prospectus or until the holders are advised in writing by the Company that the then current prospectus may be used and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in such prospectus.  Notwithstanding anything to the contrary herein, the Company shall not exercise its rights under the preceding sentence to suspend sales of Registrable Shares for a period in excess of sixty (60) consecutive calendar days during any 12-month period; provided, no suspension period may begin until at least twelve (12) months have passed since any previous suspension period.

(e)  In the event that the Company is unable to register all of the Registrable Shares for resale under Rule 415 due to limits imposed by the Commission’s interpretation of Rule 415, the Company will file a Registration Statement under the Securities Act with the Commission covering the resale by the Holders of such lesser amount of the Registrable Shares as the Company is able to register pursuant to the Commission’s interpretation of Rule 415 and use its commercially reasonable efforts to have such Registration Statement declared effective as promptly as possible and, when permitted to do so by the Commission, to file subsequent registration statement(s) under the Securities Act with the Commission covering the resale of any Registrable Shares that were omitted from previous registration statement(s) and use its commercially reasonable efforts to have such registration declared effective as promptly as possible thereafter.  In furtherance of the Company’s obligations set forth in the preceding sentence, the parties agree that in the event that any Holder shall deliver to the Company a written notice at any time after the later of (x) the date which is six months after the Effective Date of the latest Registration Statement filed pursuant to Section 2(a) or Section 2(e) hereof, as applicable, or (y) the date on which all Registrable Shares registered on all of the prior Registration Statements filed pursuant to Section 2(a) and Section 2(e) hereof are sold, that the Company shall file, within thirty (30) days following the date of receipt of such written notice, an additional Registration Statement registering all Registrable Shares that were omitted from the initial Registration Statement. The Holders agree that the Company shall not be obligated to pay any amount of liquidated damages under Section 2(c) in the event a Registration Statement is not declared effective on or prior to the Event Date solely as a result of or in connection with a determination by the Commission that either the Company or the Holders are ineligible to rely on Rule 415 with respect to the registration of any of the Registrable Shares for resale by the Holders on a continuous or delayed basis; provided, that the Company shall have complied with the requirements of this Section 2(e).

Section 3.  Incidental Registration.

(a)  If at any time from and after the date hereof, the Company proposes to register any of its securities under the Securities Act (other than (A) any registration of public sales or distributions solely by and for the account of the Company of securities issued (x) pursuant to any employee benefit or similar plan or any dividend reinvestment plan, or (y) pursuant to a S-4 registration in connection with the acquisition of the Company, or (B) pursuant to Section 2 hereof), either in connection with a primary offering for cash for the account of the Company or a secondary offering, the Company will, each time it intends to effect such a registration, give written notice to all Holders at least ten (10) but no more than thirty (30) business days prior to the expected initial filing of a Registration Statement with the Commission pertaining thereto, informing such Holders of its intent to file such Registration Statement, the expected filing date, and of the Holders’ rights to request the registration of the Registrable Shares held by such Holder (the “Company Notice”).  Upon the written request of any Holder made within ten (10) business days after any such Company Notice is given (which request shall specify the Registrable Shares intended to be disposed of by such Holder or its transferees and, unless the applicable registration is intended to effect a primary offering of Shares for cash for the account of the Company, the intended method of distribution thereof), the Company will use its reasonable best efforts to effect the registration under the Securities Act of all Registrable Shares which the Company has been so requested to register by such Holders to the extent required to permit the disposition (in accordance with the intended methods of distribution thereof or, in the case of a registration which is intended to effect a primary offering for cash for the account of the Company, in accordance with the Company’s intended method of distribution) of the Registrable Shares so requested to be registered, including, if necessary, by filing with the Commission a post-effective amendment or a supplement to the Registration Statement or the related Prospectus or any document incorporated therein by reference or by filing any other required document or otherwise supplementing or amending the Registration Statement, if required by the rules, regulations or instructions applicable to the registration form used by the Company for such Registration Statement or by the Securities Act, any state securities or blue sky laws, or any rules and regulations thereunder; provided, however, that if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the Registration Statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to each Holder and, thereupon, (A) in the case of a determination not to register, the Company shall be relieved of its obligation to register any Registrable Shares in connection with such registration (but not from its obligation to pay the Registration Expenses incurred in connection therewith), and (B) in the case of a determination to delay such registration, the Company shall be permitted to delay registration of any Registrable Shares requested to be included in such Registration Statement for the same period as the delay in registering such other securities.  The registration rights granted pursuant to the provisions of this Section 3(a) shall be in addition to the registration rights granted pursuant to the other provisions of this Agreement.

(b)  If the registration pursuant to this Section 3 is underwritten and in the good faith judgment of the managing underwriter the inclusion of the Registrable Shares requested to be registered would interfere with the successful marking of the offering, then the number of Registrable Shares to be included in the offering will be reduced to such smaller number with the participation in the offering to be in the following order of priority: (1) first, the securities to which the Company proposes to sell for its own account, (2) second, the shares of Registrable Shares requested by the Holders to be included in such registration , pro rata among the Holders thereof requesting inclusion in such registration on the basis of the number of securities requested to be included by all such Holders, and (3) third, any other securities requested to be included.

Section 4.  Preparation and Filing.  If and whenever the Company is under an obligation pursuant to the provisions of the Agreement to effect the registration of any Registrable Shares, the Company shall, as expeditiously as practicable:

(a)  mail the Electing Holder Questionnaire to the Holders.  The Holders shall have at least ten (10) calendar days from the date on which the Electing Holder Questionnaire is first mailed to the Holders to return a completed and signed Electing Holder Questionnaire to the Company.  The term “Electing Holder” shall mean any Holder that has returned a completed and signed Electing Holder Questionnaire to the Company in accordance with this Section 4(a);

(b)  use its best efforts to cause a registration statement that registers such Registrable Shares to become and remain effective until all of such Registrable Shares have been disposed of;

(c)  furnish, at least five (5) Business Days before filing of the Registration Statement or other registration statement that registers such Registrable Shares, the Prospectus or other prospectus relating thereto or any amendments or supplements relating to such a registration statement or prospectus, to the Electing Holders and any counsel of such holders copies of all such documents proposed to be filed which documents shall be subject to review thereof.  If any such Registration Statement refers to any Electing Holder by name or otherwise as the holder of any securities of the Company, then such Electing Holder shall have the right to require (i) the insertion therein of language, in form and substance reasonably satisfactory to such Electing Holder, to the effect that the holding by such Electing Holder of such securities is not to be construed as a recommendation by such Electing Holder of the investment quality of the Company’s securities covered thereby or (ii) in the event that such reference to such Electing Holder by name or otherwise is not required by the Securities Act or any similar federal statute then in force, the deletion of the reference to such Electing Holder in any amendment or supplement to the Registration Statement filed or prepared subsequent to the time such reference ceases to be required;

(d)  prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to ensure the inclusion of all Registrable Shares in such applicable registration statement and/or prospectus and as may be necessary to keep such registration statement effective until all of such Registrable Shares have been disposed of and to comply with the provisions of the Securities Act with respect to the sale or other disposition of such Registrable Shares; cause the related Prospectus or other prospectus to be amended or supplemented by any required prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424; and respond as promptly as reasonably possible to any comments received from the Commission with respect to such Registration Statement or other registration statement or any amendment thereto;

(e)  notify the Electing Holders immediately at any time when a prospectus relating to such Registrable Shares or any document related thereto includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing and, at the request of the Electing Holders prepare and furnish to such Electing Holders a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the offerees of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

(f)  from the date hereof until all of such Registrable Shares have been disposed of, the Company shall promptly take such action as may be necessary, including preparing a post-effective amendment or supplement to the Registration Statement or Prospectus, or any document incorporated therein by reference, so that (i) each of the Registration Statement and any amendment thereto and the Prospectus and any amendment or supplement thereto (and each report or other document incorporated by reference therein in each case) complies in all respects with the Securities Act and the Exchange Act and the respective rules and regulations thereunder, (ii) each of the Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and (iii) each of the Prospectus and any amendment or supplement to the Prospectus does not at any time prior to the disposal of all of such Registrable Shares include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(g)  notify in writing the Electing Holders participating in such registration and their counsel (i) of the receipt by the Company of any notification with respect to any comments by the Commission with respect to such registration statement or prospectus or any amendment or supplement thereto or any request by the Commission for the amending or supplementing thereof or for additional information with respect thereto, (ii) of the receipt by the Company of any notification with respect to the issuance by the Commission of any stop order suspending the effectiveness of such registration statement or prospectus or any amendment or supplement thereto or the initiation or threatening of any proceeding for that purpose, (iii) of the receipt by the Company of any notification with respect to the suspension of the qualification of such Registrable Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purposes and (iv) of the existence of any fact or the happening of any event that causes the Company to become an “ineligible issuer,” as defined in Rule 405;

(h)  use its best efforts to register or qualify such Registrable Shares under such other securities or blue sky laws of such jurisdictions as the Holders reasonably request and do any and all other acts and things which may be reasonably necessary or advisable to enable the Holders to consummate the disposition in such jurisdictions of the Registrable Shares owned by the Holders; provided, however, that the Company will not be required to qualify generally to do business, subject itself to general taxation or consent to general service of process in any jurisdiction where it would not otherwise be required to do so but for this Section 4(h);

(i)  without limiting Section 4(h), use its best efforts to cause such Registrable Shares to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable the Electing Holders to consummate the disposition of such Registrable Shares;

(j)  use its best efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of the Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Shares for sale in any jurisdiction, at the earliest practicable moment;

(k)  furnish to the Electing Holders such number of copies of a summary prospectus, if any, or other prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as such Electing Holders may reasonably request in order to facilitate the public sale or other disposition of such Registrable Shares;

(l)  in connection with any underwritten offering:

(i)  use its best efforts to obtain from its independent certified public accountants comfort letters in customary form and at customary times and covering matters of the type customarily covered by comfort letters and deliver such letters to any applicable underwriters;

(ii)  use its best efforts to obtain from its counsel an opinion or opinions in customary form and deliver such opinions to any applicable underwriters;

(iii)  issue and deliver customary officer’s and other closing certificates to any applicable underwriters;

(iv)  promptly issue to any underwriter to which the Electing Holders may sell shares in such offering, certificates evidencing such Registrable Shares;

(v)  the Company shall, if requested, promptly include or incorporate in a prospectus supplement or post-effective amendment to the Registration Statement such information as the applicable underwriters reasonably agree should be included therein and to which the Company does not reasonably object and shall make all required filings of such prospectus supplement or post-effective amendment as soon as practicable after it is notified of the matters to be included or incorporated in such prospectus supplement or post-effective amendment;

(m)  if an Electing Holder is or is to be identified by the Commission or the NASD as an “underwriter”, at the request of such Electing Holder, the Company shall (A) furnish to such Electing Holder, on the date of the effectiveness of the Registration Statement and thereafter from time to time on such dates as the Holders may reasonably request (i) a comfort letter from the Company’s independent certified public accountants at customary times in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the Holders, and (ii) an opinion of counsel representing the Company for purposes of such Registration Statement at customary times in form, scope and substance as is customarily given in an underwritten public offering, addressed to the Holders, and (B) permit such Electing Holder to participate in good faith in the preparation of such registration or comparable statement and to require the insertion therein of material, furnished to the Company in writing, which in the reasonable judgment of such holder and its counsel should be included, subject to review by the Company and their counsel after consultation with such holder.  Notwithstanding anything herein to the contrary, no Electing Holder shall be designated as an “underwriter” by the Company in any Registration Statement without the consent of such Electing Holder;

(n)  provide a transfer agent and registrar (which may be the same entity and which may be the Company) for such Registrable Shares;

(o)  otherwise use its best efforts to comply with all applicable rules and regulations of the Commission and make available to its security holders, as soon as reasonably practicable, but in any event not later than eighteen months after (i) the effective date (as defined in Rule 158(c) under the Securities Act) of the Registration Statement, (ii) the effective date of each post-effective amendment to the Registration Statement, and (iii) the date of each filing by the Company with the Commission of an Annual Report on Form 10-K that is incorporated by reference in the Registration Statement, an earnings statement of the Company and its subsidiaries complying with Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158);

(p)  if requested by an Electing Holder, (i) as soon as practicable incorporate in a prospectus supplement or post-effective amendment such information as such Electing Holder reasonably requests to be included therein relating to the sale and distribution of Registrable Shares, including, without limitation, information with respect to the number of Registrable Shares being offered or sold, the purchase price being paid therefor and any other terms of the offering of the Registrable Shares to be sold in such offering; (ii) as soon as practicable make all required filings of such prospectus supplement or post-effective amendment after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment; and (iii) as soon as practicable, supplement or make amendments to any Registration Statement reasonably requested by such holder;

(q)  otherwise use its best efforts to take all other steps necessary to effect the registration of such Registrable Shares contemplated hereby; and

(r)  in connection with the due diligence efforts of any Electing Holder who is or is to be identified as an “underwriter,” the Company shall make available for inspection during business hours and upon reasonable advance request by (i) any Electing Holder, (ii) counsel for such Electing Holder and (iii) one firm of accountants or other agents retained by such Electing Holder (collectively, the “Deemed Underwriter Inspectors”), all Records, as shall be reasonably deemed necessary by each Deemed Underwriter Inspector, and cause the Company’s officers, directors and employees to supply all information which any Deemed Underwriter Inspector may reasonably request.

The Company shall not permit any officer, director, underwriter, broker or any other Person acting on behalf of the Company to use any Free Writing Prospectus in connection with the Registration Statement covering Registrable Shares, without the prior written consent of the holders of a majority of the Registrable Shares, which consent shall not be unreasonably withheld or delayed.  Any consent to the use of a Free Writing Prospectus included in an underwriting agreement to which the Electing Holders are parties shall be deemed to satisfy the requirement for such consent.  The Holders, upon receipt of any notice from the Company of any event of the kind described in Sections 4(e) or 4(g), shall forthwith discontinue disposition of the Registrable Shares pursuant to the registration statement covering such Registrable Shares until such holder’s receipt of the copies of the supplemented or amended prospectus contemplated by Sections 4(e) or 4(g), and, if so directed by the Company, the Holders shall deliver to the Company all copies, other than permanent file copies then in such holder’s possession, of the prospectus covering such Registrable Shares at the time of receipt of such notice.

Section 5.  Expenses.

All expenses incurred by the Company, and all expenses separately incurred by the Holders, in complying with their obligations pursuant to the Agreement and in connection with the registration and disposition of Registrable Shares, including, without limitation, all registration and filing fees (including all filing fees incident to filing with the NASD), fees and expenses of complying with securities and blue sky laws, printing expenses, fees and expenses of the Company’s counsel and accountants and the Holders’ counsel shall be paid by the Company, including all underwriting fees and expenses (including legal expenses and expenses of the Company’s other advisors); provided, however, that all underwriting discounts and selling commissions applicable to the Registrable Shares shall be borne by the Holders in the applicable underwritten offering.

Section 6.  Indemnification.

In connection with any registration of any Registrable Shares under the Securities Act pursuant to the Agreement, the Company shall indemnify and hold harmless the Holders, its officers, directors, employees, members, partners, and advisors and their respective Affiliates, each underwriter, broker or any other Person acting on behalf of the Holders and each other Person, if any, who controls any of the foregoing Persons within the meaning of the Securities Act against any losses, claims, damages, liabilities, or actions joint or several (or actions in respect thereof), to which any of the foregoing Persons may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or allegedly untrue statement of a material fact contained in the registration statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein or otherwise filed with the Commission, any amendment or supplement thereto or any document incident to registration or qualification of any Registrable Shares, or any Issuer Free Writing Prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or, with respect to any prospectus, necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or any violation by the Company of the Securities Act or state securities or blue sky laws applicable to the Company or relating to action or inaction required of the Company in connection with such registration or qualification under such state securities or blue sky laws; and shall reimburse such Persons for any legal or other expenses reasonably incurred by any of them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action (including any legal or other expenses incurred) arises out of or is based solely upon an untrue statement or allegedly untrue statement or omission or alleged omission made in said registration statement, preliminary prospectus, final prospectus, amendment, supplement, Issuer Free Writing Prospectus or document incident to registration or qualification of any Registrable Shares in reliance upon and in conformity with written information furnished to the Company by the Holders specifically for use in the preparation thereof or for any Holder’s failure to deliver a prospectus, Issuer Free Writing Prospectus or for selling any shares of Common Stock pursuant to such prospectus after the Company has provided to the Holders written notice of the Company’s receipt of a stop order relating to such Registration Statement or for selling any shares of Common Stock pursuant to such prospectus after the Holders have received written notice pursuant to Sections 4(e) or 4(g).

In connection with any registration of Registrable Shares under the Securities Act pursuant to the Agreement, each Electing Holder shall severally (based on the percentage of all Registrable Shares included in such registration that were owned by such holder) and not jointly and severally indemnify and hold harmless the Company, each director of the Company, each employee and advisor of the Company, each officer of the Company who shall sign such registration statement, each underwriter, broker or other Person acting on behalf of the Holders, the Affiliates of each of the foregoing, and each Person who controls any of the foregoing Persons within the meaning of the Securities Act with respect to any statement or omission from such registration statement, any preliminary prospectus or final prospectus contained therein or otherwise filed with the Commission, any amendment or supplement thereto or Issuer Free Writing Prospectus or any document incident to registration or qualification of any Registrable Shares, if such statement or omission was made in reliance upon and in conformity with written information furnished to the Company or such underwriter by such Electing Holder specifically for use in connection with the preparation of such registration statement, preliminary prospectus, final prospectus, amendment, supplement,  document or Issuer Free Writing Prospectus; provided, however, that the maximum amount of liability in respect of such indemnification shall be limited, in the case of each Electing Holder, to an amount equal to the gross amount actually received by such Electing Holder from the sale of Registrable Shares effected pursuant to such registration.

Promptly after receipt by an indemnified party of notice of the commencement of any action involving a claim referred to in this Section 5, such indemnified party will, if a claim in respect thereof is made against an indemnifying party, give written notice to the latter of the commencement of such action.  The failure of any indemnified party to notify an indemnifying party of any such action shall not (unless such failure shall have a material adverse effect on the indemnifying party) relieve the indemnifying party from any liability in respect of such action that it may have to such indemnified party hereunder.  In case any such action is brought against an indemnified party, the indemnifying party will be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be responsible for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof; provided, however, that if any indemnified party shall have reasonably concluded that there may be one or more legal or equitable defenses available to such indemnified party which are additional to or conflict with those available to the indemnifying party, or that such claim or litigation involves or could have an effect upon matters beyond the scope of the indemnity agreement provided hereunder, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party (but shall have the right to participate therein with counsel of its choice) and such indemnifying party shall reimburse such indemnified party and any Person controlling such indemnified party for that portion of the fees and expenses of any counsel retained by the indemnified party which is reasonably related to the matters covered by the indemnity agreement provided hereunder. If the indemnifying party assumes the defense of a claim, the indemnified party shall agree to any settlement, compromise or discharge of a claim that the indemnifying party may recommend that has as the sole remedy monetary damages, that by its terms obligates the indemnifying party to pay the full amount of the liability in connection with such claim, and that has no finding or admission of any violation of any law or regulation or of the rights of any Person and no effect on any other claims that may be made against the indemnified party.   If the indemnifying party is not entitled to, or elects not to, assume the defense of a claim, it will not be obligated to pay the fees and expenses of more than one counsel with respect to such claim.

If the indemnification provided for hereunder is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, claim, damage, liability or action referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amounts paid or payable by such indemnified party as a result of such loss, claim, damage, liability or action in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions which resulted in such loss, claim, damage, liability or action as well as any other relevant equitable considerations.  The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.  The parties agree that it would not be just and equitable if contribution pursuant hereto does not take account of the equitable considerations referred to herein.  No Person guilty or liable of fraudulent misrepresentation shall be entitled to contribution from any Person.

Notwithstanding any other provision of this Section 6, in no event will any Electing Holder be required to undertake any liability or obligation under this Section 6 for an aggregate amount in excess of the dollar amount of the proceeds (after deducting any fees, discounts and commissions applicable thereto) received by such Electing Holder from the sale of such Electing Holder’s Registrable Shares giving rise to such liability or obligation (net of all expenses paid by such holder in connection with any claim relating to this Section 5 and the amount of any damages such holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission).

The obligations of the Company under this Section 6 shall be in addition to any liability that the Company may otherwise have to any indemnified party and the obligations of any indemnifying party under this Section 6 shall be in addition to any liability that such indemnifying party may otherwise have to the Company.  The remedies provided in this Section 5 are not exclusive and shall not limit any rights or remedies that may otherwise be available to an indemnified party at law or in equity.

Section 7.  Free Writing Prospectus.  Each Holder represents that it has not prepared or had prepared on its behalf or used or referred to or distributed, and agrees that it will not prepare or have prepared on its behalf or use or refer to or, except as contemplated by the Agreement, distribute, any Free Writing Prospectus with respect to the sale of its Registrable Shares pursuant to the Registration Statement, in each case, without the prior written consent of the Company not to be unnecessarily withheld and, in connection with any underwritten offering, the underwriters.  Any such Free Writing Prospectus consented to by the Company and the underwriters, as the case may be, is hereinafter referred to as a “Permitted Free Writing Prospectus.”  The Company represents and agrees that it has treated and will treat, as the case may be, each Permitted Free Writing Prospectus as an Issuer Free Writing Prospectus, including in respect of timely filing with the Commission, legending and record keeping.

Section 8.  Exchange Act Compliance.  The Company shall comply with all of the reporting requirements of the Exchange Act applicable to it and shall comply with all other public information reporting requirements of the Commission which are conditions to the availability of Rule 144.  The Company shall cooperate with the Holders in supplying such information as may be necessary for the Holders to complete and file any information reporting forms presently or hereafter required by the Commission as a condition to the availability of Rule 144. The Company shall cause its counsel to issue a legal opinion to the Company’s transfer agent if required by the Company’s transfer agent to effect the removal of any legend to the extent that such legend is permitted to be removed in accordance with the terms of Rule 144, the Agreement and the other applicable rules and regulations.

Section 9.  Remedies.  The Company acknowledges and agrees that any failure by the Company to comply with its obligations under the Agreement may result in material irreparable injury to the Holders for which there is no adequate remedy at law, that it will not be possible to measure damages for such injuries precisely and that, in the event of any such failure, the Holders or any holder of Registrable Shares may obtain such relief as may be required to specifically enforce the Company’s obligations hereunder.  The Company further agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

Section 10.  Benefits of Agreement; Third Party Beneficiaries.  Except as provided herein, the Agreement shall bind and inure to the benefit of the Company, the Holders and subject to Section 11, the respective successors and permitted assigns of the Company and the Holders.

Section 11.  Assignment.  The Holders may assign its rights hereunder to any purchaser or transferee of Registrable Shares; provided, however, that such purchaser or transferee shall, as a condition to the effectiveness of such assignment, be required to execute a counterpart to the Agreement agreeing to be treated as a Holders whereupon such purchaser or transferee shall have the benefits and liabilities of, and shall be subject to the restrictions contained in, the Agreement as if such purchaser or transferee was originally included in the definition of a Holders herein and had originally been a party hereto.

Section 12.  Entire Agreement.  The Agreement, and the other writings referred to herein or delivered pursuant hereto, contain the entire agreement among the parties hereto with respect to the subject matter hereof and supersede all prior and contemporaneous arrangements or understandings with respect thereto.

Section 13.  Other Registration Rights.  The Company will not, on or after the date of the Agreement, enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in the Agreement or otherwise conflicts with the provisions hereof.  The Company shall not permit any securities other than the Registrable Shares to be included in any Registration Statement without the prior written consent of the Holders and upon terms reasonably acceptable to the Holders.

Section 14.  Notices.  All notices, requests, consents and other communications hereunder to any party shall be deemed to be sufficient if contained in a written instrument delivered in person or sent by telecopy, electronic transmission, nationally-recognized overnight courier or first class registered or certified mail, return receipt requested, postage prepaid, addressed to such party at the address set forth below or such other address as may hereafter be designated in writing by such party to the other parties:

(i)  if to the Company, to:

(ii)  if to the Holders, to:

All such notices, requests, consents and other communications shall be deemed to have been delivered (a) in the case of personal delivery or delivery by telecopy, on the date of such delivery, (b) in the case of dispatch by nationally-recognized overnight courier, on the next Business Day following such dispatch and (c) in the case of email, upon receipt of acknowledgement of receipt (d) in the case of mailing, on the fifth Business Day after the posting thereof.

Section 15.  Amendment and Restatement. This Agreement amends and restates in its entirety the Original Rights Agreement.

Section 16.  Other Modifications; Amendments; Waivers.  Any provision of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and Holders of at least 75% of the Registrable Shares Then Outstanding; provided that any amendment that disproportionately affects any Holder vis-à-vis any other Holder shall require the consent of such affected Holder. Any amendment or waiver effected in accordance with this Section 16 shall be binding upon each Holder, each permitted successor or assignee of such Holder and the Company.

Section 17.  Counterparts; Facsimile Signatures.  The Agreement may be executed in any number of original or facsimile counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

Section 18.  Headings.  The headings of the various sections of the Agreement have been inserted for convenience of reference only and shall not be deemed to be a part of the Agreement.

Section 19.  Governing Law.  The Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to any law or rule that would cause the laws of any jurisdiction other than the State of New York to be applied.

Section 20.  Severability.  It is the desire and intent of the parties that the provisions of the Agreement be enforced to the fullest extent permissible under the law and public policies applied in each jurisdiction in which enforcement is sought.  Accordingly, in the event that any provision of the Agreement would be held in any jurisdiction to be invalid, prohibited or unenforceable for any reason, such provision, as to such jurisdiction, shall be ineffective, without invalidating the remaining provisions of the Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.  Notwithstanding the foregoing, if such provision could be more narrowly drawn so as to not be invalid, prohibited or unenforceable in such jurisdiction, it shall, as to such jurisdiction, be so narrowly drawn, without invalidating the remaining provisions of the Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

Section 21.  Survival.  The respective indemnities, agreements, representations, warranties and other provisions set forth in the Agreement or made pursuant hereto shall remain in full force and effect, and shall survive the transfer and registration of the Registrable Shares of the Holders.

*  *  *  *

IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement on the date first written above.

CHINA RECYCLING ENERGY CORPORATION

By:
Name:
Title:

For and on behalf of:

CARLYLE ASIA GROWTH PARTNERS III,
L.P.

By:
Name:
Title:

For and on behalf of:

CAGP III CO-INVESTMENT, L.P.

By:
Name:
Title:

S-1

ANNEX A

Plan of Distribution

The shares covered by this prospectus may be offered and sold from time to time by the selling Holders.  The term “selling Holders” includes pledgees, donees, transferees or other successors in interest selling shares received after the date of this prospectus from each selling Holders as a pledge, gift, partnership distribution or other non-sale related transfer.  The number of shares beneficially owned by a selling Holders will decrease as and when it effects any such transfers.  The plan of distribution for the selling Holders’ shares sold hereunder will otherwise remain unchanged, except that the transferees, pledgees, donees or other successors will be selling Holders hereunder.  To the extent required, we may amend and supplement this prospectus from time to time to describe a specific plan of distribution.  The selling Holders will act independently of us in making decisions with respect to the timing, manner and size of each sale.

The selling Holders may make these sales at prices and under terms then prevailing or at prices related to the then current market price.  The selling Holders may also make sales in negotiated transactions.  The selling Holders may offer their shares from time to time pursuant to one or more of the following methods:

•	ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

•	one or more block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

•	purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

•	an exchange distribution in accordance with the rules of the applicable exchange;

•	public or privately negotiated transactions;

•
on the Nasdaq Capital Market (or through the facilities of any national securities exchange or U.S.  inter-dealer quotation system of a registered national securities association, on which the shares are then listed, admitted to unlisted trading privileges or included for quotation);

•	through underwriters, brokers or dealers (who may act as agents or principals) or directly to one or more purchasers;

•	a combination of any such methods of sale; and

•	any other method permitted pursuant to applicable law.

In connection with distributions of the shares or otherwise, the selling Holders may:

•	enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of the shares in the course of hedging the positions they assume;

•	sell the shares short after the effective date of the registration statement of which this prospectus forms a part and redeliver the shares to close out such short positions;

•	enter into option or other transactions with broker-dealers or other financial institutions which require the delivery to them of shares offered by this prospectus, which they may in turn resell; and

•	pledge shares to a broker-dealer or other financial institution, which, upon a default, they may in turn resell.

In addition to the foregoing methods, the selling Holders may offer their shares from time to time in transactions involving principals or brokers not otherwise contemplated above, in a combination of such methods or described above or any other lawful methods.  The selling Holders may also transfer, donate or assign their shares to lenders, family members and others and each of such Persons will be deemed to be a selling Holder for purposes of this prospectus.  The selling Holders or their successors in interest may from time to time pledge or grant a security interest in some or all of the shares of common stock, and if the selling Holders default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the shares of common stock from time to time under this prospectus; provided however in the event of a pledge or then default on a secured obligation by the selling Holders, in order for the shares to be sold under this registration statement, unless permitted by law, we must distribute a prospectus supplement and/or amendment to this registration statement amending the list of selling Holders to include the pledgee, secured party or other successors in interest of the selling Holders under this prospectus.

The selling Holders may also sell their shares pursuant to Rule 144 under the Securities Act, which permits limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including, among other things, the availability of certain current public information concerning the issuer, the resale occurring following the required holding period under Rule 144 and the number of shares being sold during any three-month period not exceeding certain limitations.  Sales through brokers may be made by any method of trading authorized by any stock exchange or market on which the shares may be listed or quoted, including block trading in negotiated transactions.  Without limiting the foregoing, such brokers may act as dealers by purchasing any or all of the shares covered by this prospectus, either as agents for others or as principals for their own accounts, and reselling such shares pursuant to this prospectus.

The selling Holders may effect such transactions directly or indirectly through underwriters, broker-dealers or agents acting on their behalf.  In effecting sales, broker-dealers or agents engaged by the selling Holders may arrange for other broker-dealers to participate.  Broker-dealers or agents may receive commissions, discounts or concessions from the selling Holders, in amounts to be negotiated immediately prior to the sale (which compensation as to a particular broker-dealer might be in excess of customary commissions for routine market transactions).

NASD Notice to Members 88-101 states that in the event a selling Holders intends to sell any of the shares registered for resale in this registration statement through a member of the NASD participating in a distribution of our securities, such member is responsible for insuring that a timely filing is first made with the Corporate Finance department of the NASD and disclosing to the NASD the following:

•	it intends to take possession of the registered securities or to facilitate the transfer of such certificates;

•	the complete details of how the selling Holders shares are and will be held, including location of the particular accounts;

•
whether the member firm or any direct or indirect affiliates thereof have entered into, will facilitate or otherwise participate in any type of payment transaction with the selling Holders, including details regarding any such transactions; and

•
in the event any of the securities offered by the selling Holders are sold, transferred, assigned or hypothecated by any selling Holders in a transaction that directly or indirectly involves a member firm of the NASD or any affiliates thereof, that prior to or at the time of said transaction the member firm will timely file all relevant documents with respect to such transaction(s) with the Corporate Finance Department of the NASD for review.

The Company has advised the selling Holders that the anti-manipulation rules of Regulation M under the Exchange Act may apply to sales of shares in the market and to the activities of the selling Holders and their affiliates.

In offering the shares covered by this prospectus, the selling Holders, and any broker-dealers and any other participating broker-dealers who execute sales for the selling Holders, may be deemed to be “underwriters” within the meaning of the Securities Act in connection with these sales.  Any profits realized by the selling Holders and the compensation of such broker-dealers may be deemed to be underwriting discounts and commissions.

 The Company is required to pay all of the Company’s fees and expenses incident to the registration of the shares as well as certain of the expenses of the selling Holders.

The Company has agreed to indemnify the selling Holders against certain losses, claims, damages and liabilities, including liabilities under the Securities Act.

ANNEX B

Name of Electing Holder

CHINA RECYCLING ENERGY GROUP, INC.

QUESTIONNAIRE FOR ELECTING HOLDERS

SENT ON:  [ ____ ], 200_

PLEASE RETURN BY:  [ ____ ], 200_

This Electing Holder Questionnaire is being furnished to all selling Holders of China Recycling Energy Group, Inc., a Nevada corporation (the “Company”), and relates to certain information required to be disclosed in the registration statement (the “Registration Statement”) being prepared on behalf of you and the Company for filing with the United States Securities and Exchange Commission (the “SEC”).

Selling Holders of the Company may be personally liable under the federal securities laws of the United States if the Registration Statement contains any statement which is false or misleading as to any material fact or omits to state any material fact necessary in order to make the statements therein not false or misleading.

Your careful completion of this Electing Holder Questionnaire will help ensure that the Registration Statement will be complete and accurate.  Careful consideration of the instructions and definitions contained in the endnotes to various items is essential to an understanding of the questions.

PLEASE PROVIDE A RESPONSE TO EVERY QUESTION, indicating “None” or “Not Applicable” where appropriate.  Please complete, sign, and fax one copy of this Electing Holder Questionnaire NO LATER THAN [ ____ ], 200_ to:

[                      ]

Unless stated otherwise, answers should be given as of the date you complete this Electing Holder Questionnaire.  However, it is your responsibility to inform us of any changes that may occur to your situation between the date you complete the Electing Holder Questionnaire and the effective date of the Registration Statement.  If there is any situation about which you have any doubt, please give relevant facts so that the information may be reviewed.

ELECTING HOLDER QUESTIONNAIRE

STOCK OWNERSHIP

Item 1.  Beneficial Ownership.

a.  Deemed Beneficial Ownership.  Please state the amount of securities of the Company you own as of [ ____ ], 200_, assuming, if applicable, the exercise of Notes for shares of Common Stock.  (If none, please so state in each case.)

Number of Shares of Common Stock Owned
Amount Beneficially Owned[1]	(on an as-converted basis, as applicable)

Total Shares:

Of such shares:
Shares as to which you have sole
voting power:

Shares as to which you have shared
voting power:

Shares as to which you have sole
investment power:

Shares as to which you have shared
investment power:

Please state the number of shares owned by family members, trusts and other organizations with which you have a relationship, and any other shares of which you may be deemed to be the “beneficial owner”[1]:

Total Shares:

Of such shares:
Shares as to which you have sole
voting power:

Shares as to which you have shared
voting power:

Shares as to which you have sole
investment power:

Shares as to which you have shared
investment power:

Shares which you will have a right to acquire before
[date 60 days from expected filing date], through the
exercise of options, warrants, or otherwise:

Shares of Common Stock you intend to offer for sale
pursuant to the Registration Statement:

Shares of Common Stock that you will hold after the
offering for sale of Common Stock that is the subject
of the Registration Statement:

Do you have any present plans to exercise options or otherwise acquire, dispose of or transfer shares of Common Stock (on an as-converted basis) of the Company between the date you
complete this Electing Holder Questionnaire and [date 60 days from expected filing date]?

Answer:

If so, please describe.

b.  Pledged Securities.  If any of such securities have been pledged or otherwise deposited as collateral or are the subject matter of any voting trust or other similar agreement or of any contract providing for the sale or other disposition of such securities, please give the details thereof.

Answer:

c.  Disclaimer of Beneficial Ownership.  Do you wish to disclaim beneficial ownership1 of any of the shares reported in response to Item 1(a)?

Answer:

If the answer is “Yes”, please furnish the following information with respect to the person or persons who should be shown as the beneficial owner(s)1 of the shares in question.

Name and Address of	Relationship of	Number of Shares
Actual Beneficial Owner	Such Person To You	Beneficially Owned

Item 2.  Major Holders.  Please state below the names of persons or groups known by you to own beneficially1 more than 5% of the Company’s Common Stock.

Answer:

Item 3.  Change of Control.  Do you know of any contractual arrangements, including any pledge of securities of the Company, the operation of which may at a subsequent date result in a change of control of the Company?

Answer:

Item 4.  Relationship with the Company.  Please state the nature of any position, office or other material relationship you have, or have had within the past three years, with the Company or its affiliates.

Nature of
Name	Relationship

Item 5.  Correct Name.  Please confirm that your name or your organization’s name, as it appears on the signature page to this Electing Holder Questionnaire, is exactly as it should appear in the “Principal and Selling Holders” section of the Registration Statement:

____ Yes, this name is correct.

____ No, the correct name should be:       _________________________________

Item 6.  Broker-Dealer Status.  Please state whether you are a broker-dealer or an affiliate of a broker-dealer. If you are an affiliate of a broker-dealer, please state whether you have bought securities of the Company in the ordinary course of business and, at the time of the purchase of such securities, whether you have any agreements or understandings, directly or indirectly, with any person to distribute such securities.

Answer:

SIGNATURE

By signing below, the Electing Holder acknowledges that it understands its obligation to comply, and agrees that it will comply, with the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, particularly Regulation M.

In the event that the Electing Holder transfers all or any portion of the securities of the Company after the date on which such information is provided to the Company, the Electing Holder agrees to notify the transferee(s) at the time of the transfer of its rights and obligations under this Electing Holder Questionnaire and the Registration Rights Agreement.

By signing below, the Electing Holder consents to the disclosure of the information contained herein and the inclusion of such information in the Registration Statement and related Prospectus, and any amendments or supplements thereto filed with the SEC pursuant to the Securities Act of 1933, as amended.  The Electing Holder understands that such information will be relied upon by the Company in connection with the preparation of the Registration Statement and related Prospectus.

The Electing Holder acknowledges that material misstatements and omissions of material facts in the Registration Statement and any amendments or supplement thereto may give rise to civil and criminal liabilities to the Company and to each officer and director of the Company signing the Registration Statement and to other persons signing such document.  As a result, in accordance with the Electing Holder’s obligation under Section 2(a) of the Registration Rights Agreement to provide such information as may be required by law for inclusion in the Registration Statement, the Electing Holder agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein which may occur subsequent to the date hereof at any time while the Registration Statement remains in effect.  All notices hereunder shall be made in accordance with the Registration Rights Agreement.

The Electing Holder hereby consents to the inclusion of such information in the Registration Statement.

Name of Electing Holder: ___________________________________

Date: _______________, 200__	Signature: ______________________________________________

Print Name: _____________________________________________

Title (if applicable): _______________________________________

Address: _______________________________________________

_______________________________________________________

Telephone Number: _______________________________________

Facsimile Number: ________________________________________

ENDNOTE
___________________

1.
Beneficial Ownership.  You are the beneficial owner of a security, as defined in Rule 13d-3 under the Securities Exchange Act of 1934 (the “Exchange Act”), if you, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise have or share: (1) voting power, which includes the power to vote, or to direct the voting of, such security, and/or (2) investment power, which includes the power to dispose, or to direct the disposition of, such security.  You are also the beneficial owner of a security if you, directly or indirectly, create or use a trust, proxy, power of attorney, pooling arrangement or any other contract, arrangement, or device with the purpose or effect of divesting yourself of beneficial ownership of a security or preventing the vesting of such beneficial ownership.

You are deemed to be the beneficial owner of a security if you have the right to acquire beneficial ownership of such security at any time within sixty days including, but not limited to, any right to acquire such security (a) through the exercise of any option, warrant or right, (b) through the conversion of a security, or (c) pursuant to the automatic termination of, or the power to revoke a trust, discretionary account, or similar arrangement.

Ordinarily, shares held in the name of your spouse or minor child should be considered as beneficially owned by you absent special circumstances to indicate that you do not have, as a practical matter, voting power or investment power over such shares.  Similarly, absent countervailing facts, securities held in the name of relatives who share your home are to be reported as being beneficially owned by you.  In addition, securities held for your benefit in the name of others, such as nominees, trustees and other fiduciaries, securities held by a partnership of which you are a partner, and securities held by a corporation controlled by you should be regarded as beneficially owned by you.

This definition of beneficial ownership is very broad; therefore, even through you may not actually have or share voting or investment power with respect to securities owned by persons in your family or living in your home, you should include such shares in your beneficial ownership disclosure and may then disclaim beneficial ownership of such securities. Please note, however, that shares in which you have an economic interest but over which you have no voting or investment control (for example, shares in a trust of which you are the beneficiary but not the trustee) are not deemed beneficially owned by you for the purposes of this questionnaire.